UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.     )

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PHI, Inc.
(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
INFORMATION STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD May 6, 2008
ELECTION OF DIRECTORS
STOCK OWNERSHIP
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT
Summary Compensation Table for Fiscal 2007
Grants of Plan-Based Awards in Fiscal 2007
Outstanding Equity Awards at December 31, 2007
Option Exercises and Stock Vested
Nonqualified Deferred Compensation
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE
RELATIONSHIP WITH REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSAL TO AMEND ARTICLE III(A) OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF NON-VOTING COMMON STOCK
OTHER MATTERS
APPENDIX A
Exhibit A

PHI, Inc.
2001 SE Evangeline Thruway
Lafayette, Louisiana 70508

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 6, 2008

To the Holders of Voting Common Stock of PHI, Inc.:

The 2008 Annual Meeting of Stockholders of PHI, Inc. (“PHI”) will be held at Lafayette Hilton & Towers (Cedar Room), 1521 West Pinhook Road, Lafayette, Louisiana, on Tuesday, May 6, 2008, at 8:00 a.m., local time, to:

1. Elect directors.

2. Ratify the appointment of Deloitte & Touche as PHI’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

3. Approve an amendment to Article III(A) of the Articles of Incorporation to increase the number of authorized shares of non-voting common stock from 12.5 million to 25 million shares.

4. Transact such other business as may properly be brought before the meeting or any adjournments thereof.

Holders of record of PHI’s voting common stock at the close of business on April 11, 2008 are entitled to notice of and to vote at the meeting.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/  Michael J. McCann
Michael J. McCann
Secretary

Lafayette, Louisiana
April 16, 2008

PHI, Inc.
2001 SE Evangeline Thruway
Lafayette, Louisiana 70508

INFORMATION STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

May 6, 2008

This Information Statement is furnished to holders of voting common stock (“Voting Stock”) of PHI, Inc. (“PHI” or “the Company”) at the direction of its Board of Directors (the “Board”) in connection with the Annual Meeting of Stockholders of PHI (the “Meeting”) to be held on May 6, 2008, at the time and place set forth in the accompanying notice and at any adjournments thereof.

Holders of record of Voting Stock at the close of business on April 11, 2008 are entitled to notice of and to vote at the Meeting. On that date, PHI had outstanding 2,852,616 shares of Voting Stock, each of which is entitled to one vote, and 12,438,992 shares of non-voting common stock, none of which are entitled to vote.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being mailed to stockholders on or about April 16, 2008. The cost of preparing and mailing the statement will be borne by PHI. Banks, brokerage houses and other nominees or fiduciaries will be requested to forward the material to their principals, and PHI will, upon request, reimburse them for their expenses in so doing.

ELECTION OF DIRECTORS

Our Amended and Restated By-Laws (the “By-laws”) establish the number of directors constituting the Board, and to be elected at the Meeting at six. Al A. Gonsoulin, our Chairman of the Board and Chief Executive Officer, holds more than a majority of PHI’s outstanding Voting Stock, and his vote alone is sufficient to decide all matters to be voted on at the Meeting. Mr. Gonsoulin has informed PHI that he intends to vote all of his shares for (i) the election of the six persons identified below who have been nominated to serve on our Board; (ii) ratifying the appointment of Deloitte & Touche as our independent registered public accounting firm for the fiscal year ending December 31, 2008; and (iii) the amendment to our articles of incorporation increasing the authorized number of shares of non-voting common stock. As a result, the outcome of those votes is assured, no matter how the other holders of voting stock vote their shares. In the unanticipated event that one or more nominees cannot be a candidate at the Meeting, or is unwilling to serve, the By-laws provide that the number of authorized directors will be reduced automatically by the number of such nominees unless the Board by a majority vote of the entire Board selects an additional nominee.

Nomination of Directors

The Board does not have a nominating committee or other committee performing similar functions. The Marketplace Rules of the NASDAQ Stock Market (“NASDAQ “) provide that a “controlled company” is exempt from having its director nominees selected by a nominating committee. A controlled company is defined, in part, as a company of which more than 50% of the voting power is held by an individual. As Mr. Gonsoulin owns over 50% of the Company’s voting common stock, PHI is a “controlled company” within the definition of the NASDAQ Marketplace Rules, and the Board believes that it is appropriate for PHI not to have a nominating committee. The full Board does, however, approve all nominees, and a stockholder who wishes for the Board to consider an individual as a director nominee should communicate that desire in writing to the Chairman of the Board at the Company’s address. Similarly, a stockholder who wishes to communicate with the Board on any other subject should direct such communication to the Secretary of the Company at the Company’s address. The Secretary will be responsible for disseminating all such communications to the Board, or to a specific member of the Board, as appropriate, depending on the facts described in such communication.

In addition to suggesting candidates to the Board, stockholders may nominate candidates directly by following the Board nomination procedure set forth in the By-laws. Under this procedure, a stockholder wishing to make a nomination must provide written notice to the Company’s Secretary containing all information about the proposed nominee required by Regulation 14A under the Securities Exchange Act of 1934, including his or her name, age, business and residence address, principal occupation or employment, class and number of shares beneficially owned and entitled to vote at the meeting, and such nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected. Also, the stockholder must include his or her own name, address, and class and number of shares beneficially owned and entitled to vote at the meeting. Upon receipt of a stockholder’s nomination, our Secretary will appoint two independent inspectors to determine whether these procedures were satisfied. To be timely, a stockholder’s notice must be addressed to the Secretary, and delivered to us, or mailed and received by us not less than 45 nor more than 90 days before the meeting. If we provide less than 55 days notice of the meeting, that deadline is extended until the close of business on the 10th day following the date notice was given.

Our Board identifies potential nominees for director, other than current directors standing for re-election, through business and other contacts. Our Board does not have a formal policy with regard to the consideration of director candidates nominated by our other stockholders. Our Board primarily considers a nominee’s business experience, career positions held and particular areas of expertise. There is no difference in the manner in which the Board evaluates nominees for director based on whether the nominee is recommended by a stockholder or by a member of our Board.

Information about Directors

The following table sets forth certain information as of April 2, 2008, with respect to each candidate nominated by the Board, and our executive officers. All director nominees were recommended by our Chairman of the Board. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the past five years. Our Board has determined, using criteria established by NASDAQ and the Securities and Exchange Commission (the “SEC”), that each director nominee other than Messrs. Bospflug and Gonsoulin is independent.

		Year First
		Became a
		Director or
Name and Age	Principal Occupation or Position	Executive Officer

Directors and Nominees
Al A. Gonsoulin, 65	Chairman of the Board and Chief Executive Officer of PHI(1)	2001
Lance F. Bospflug, 53	Self-employed(2)	2001
Arthur J. Breault, Jr., 68	Tax lawyer and consultant(3)	1999
C. Russell Luigs, 75	Consultant(4)	2002
Richard H. Matzke, 71	Consultant(5)	2002
Thomas H. Murphy, 53	Member, Murco Oil & Gas, LLC (oil & gas production and investments)(6)	1999
Executive Officers
Michael J. McCann, 60	Chief Financial Officer and Secretary(7)	1998
Richard A. Rovinelli, 60	Chief Administrative Officer and Director of Human Resources(8)	1999
William P. Sorenson, 58	Director, Corporate Business Development(9)	1999

(1)	For more than five years, until December 31, 2001, Mr. Gonsoulin was President of the Sea Mar division of Nabors Industries. He acquired a controlling interest in PHI in September 2001, and shortly thereafter became Chairman of PHI’s Board. He was appointed Chief Executive Officer of PHI following Mr. Bospflug’s resignation in May 2004.

(2)	Mr. Bospflug joined PHI in September 2000 as President and was appointed Chief Executive Officer in August 2001. Before joining PHI he was Chief Financial Officer, and from 1999 to 2000 Chief Executive Officer, of T.L. James & Company, Inc., a diversified construction, marine dredging and timber company. Mr. Bospflug resigned as President and Chief Executive Officer of PHI in May 2004. Mr. Bospflug is currently self-employed.

(3)	For more than 16 years until 1997, when he retired, Mr. Breault was a partner in Deloitte & Touche LLP, concentrating in tax matters.

(4)	Mr. Luigs retired from GlobalSantaFe, Inc. (formerly Global Marine, Inc.) in September 2002. He was President and Chief Executive Officer of Global Marine from the time he joined that company in 1977 until 1998. He was also Chairman of the Board of Global Marine from 1982 until 1999, and Chairman of the Executive Committee of the Board of Global Marine from 1999 until its merger with Santa Fe International Corporation in 2001. He continued as a Director of GlobalSantaFe until May 2005.

(5)	Mr. Matzke retired from ChevronTexaco, Inc. in February 2002, where he had served as Vice Chairman of the Board since January 2000 and as a member of the Board of Directors since 1997. From November 1989 through December 1999, Mr. Matzke served as President of Chevron Overseas Petroleum Inc., where he was responsible for directing Chevron’s oil exploration and production activities outside of North America. Mr. Matzke was employed by Chevron Corporation and its predecessors and affiliates from 1961 through his retirement in 2002.

(6)	For the last nine years, Mr. Murphy has been a member and co-owner of Murco Oil and Gas, LLC.

(7)	Mr. McCann has served as Chief Financial Officer since November 1998 and our Secretary since March 2002. He previously served as our Treasurer from November 1998 to May 2007. From January 1998 to October 1998, he was the Chief Financial Officer for Global Industries Ltd. and Chief Administrative Officer from July 1996 to January 1998. Prior to that, he was Chief Financial Officer for Sub Sea International, Inc. Mr. McCann is a Certified Public Accountant.

(8)	Mr. Rovinelli joined us in February 1999 as Director of Human Resources and became our Chief Administrative Officer in December 1999. Mr. Rovinelli previously served as Manager, Human Resources for Arco Alaska, Inc., Headquarters Staff Manager, Human Resource Services, Arco Oil and Gas Company, as well as numerous other positions within Arco.

(9)	Mr. Sorenson became our Director of Corporate Business Development in April 2007. He previously served as Director of Marketing and Planning from February 2002 to April 2007, and as Director of International, Aeromedical, and Technical Services from January 2001 to February 2002. He served as our Director of Corporate Marketing/New Business from February 1999 to January 2001 after serving as General Manager of Aeromedical Services from November 1995 to February 1999.

Meetings of the Board

During the year ended December 31, 2007, the Board held four meetings. Each incumbent director attended at least 75% of the aggregate number of Board and Committee meetings of which he was a member.

The Board does not have a policy regarding Board member attendance at the annual stockholders meeting, but such meeting is normally held in conjunction with a regularly scheduled Board meeting in order to make attendance at both convenient. All Board members attended the 2007 annual meeting.

Board Committees

Our Board has an Audit Committee, whose current members are Messrs. Breault, Luigs, Matzke and Murphy (Chairman). This committee, which held six meetings during 2007, is responsible for performing the responsibilities described in the Audit Committee Charter. Our Audit Committee charter is attached as Exhibit A to this Information Statement.

Because PHI is a “controlled company” within the definition of the NASDAQ Marketplace Rules, it is not required to have a compensation committee. Nevertheless, our Board has a Compensation Committee, whose current members are Messrs. Breault (Chairman), Luigs, Matzke, and Murphy. This committee met four times during 2007. The Compensation Committee charter was included as an appendix to the 2007 Information Statement.

For the reasons discussed above under the caption “Nomination of Directors,” the Board does not have a nominating committee.

Director Compensation

During 2007, each director other than Mr. Gonsoulin received an annual retainer of $50,000. Additionally, each such director received a meeting fee of $3,000 for each Board or Committee meeting attended in person and $1,000 for each meeting attended by telephone. Committee chairs received an additional $1,000 per meeting. Director compensation is determined by reviewing compensation levels at similar size companies.

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2007.

	Fees Earned or
	Paid in Cash	Total
Name(1)	($)	($)

Lance F. Bospflug	87,000	87,000
Arthur J. Breault, Jr.	93,000	93,000
C. Russell Luigs	89,000	89,000
Richard H. Matzke	89,000	89,000
Thomas H. Murphy	93,000	93,000

(1)	Al A. Gonsoulin, the Company’s Chairman of the Board and Chief Executive Officer is not included in this table as he is an employee of the Company and receives no compensation for his service as a director.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and 10% of stockholders to file with the SEC reports of ownership and changes in ownership of our equity securities. Based solely on a review of copies of such forms, or written representations that no filings were required, we believe that all reports were filed on a timely basis during fiscal 2007.

STOCK OWNERSHIP

Stock Ownership of Directors and Executive Officers

The following table sets forth certain information concerning the beneficial ownership of each class of outstanding PHI common stock as of April 2, 2008 held by (a) each director and nominee for director of PHI, (b) each executive officer identified below under “Named Executive Officers” and (c) all directors and executive officers of PHI as a group, determined in accordance with Rule 13d-3 of the SEC. Unless otherwise indicated, the securities shown are held with sole voting and investment power, and are not pledged.

		Amount and
		Nature of
	Class of PHI	Beneficial	Percent
Name of Beneficial Owner	Common Stock	Ownership(1)	of Class

Directors and Nominees
Al A. Gonsoulin	Voting	1,500,580	52.6
	Non-Voting	100,000	*
Lance F. Bospflug	Voting	0	*
	Non-Voting	0	*
Arthur J. Breault, Jr.	Voting	0	*
	Non-Voting	5,957	*
C. Russell Luigs	Voting	10,000	*
	Non-Voting	10,000	*
Richard H. Matzke	Voting	0	*
	Non-Voting	0	*
Thomas H. Murphy	Voting	6,000	*
	Non-Voting	6,000	*

		Amount and
		Nature of
	Class of PHI	Beneficial	Percent
Name of Beneficial Owner	Common Stock	Ownership(1)	of Class

Named Executive Officers(2)
Michael J. McCann	Voting	0	*
	Non-Voting	10,000	*
Richard A. Rovinelli	Voting	0	*
	Non-Voting	0	*
William P. Sorenson	Voting	0	*
	Non-Voting	0	*
All directors and executive officers as a group (9 persons)	Voting	1,515,580	53.1
	Non-Voting	131,657	1.1

*	Less than one percent.

(1)	Includes shares of non-voting stock issuable upon exercise of stock options as follows: Mr. McCann — 10,000 shares. Shares subject to options currently exercisable by a person are deemed to be outstanding for purposes of computing the percent of class owned by such person and by all directors and executive officers as a group, but are not deemed outstanding for the purpose of computing the individual ownership percentage of any other director or officer.

(2)	Information on Mr. Gonsoulin’s ownership is included under “Directors and Nominees” above.

Stock Ownership of Certain Beneficial Owners

The following table shows the number of shares of PHI voting and non-voting common stock beneficially owned as of April 2, 2008 by persons known by us to beneficially own more than 5% of the outstanding shares of PHI’s voting or non-voting common stock, determined in accordance with Rule 13d-3 of the SEC. The information in the table is based on a review of such holders’ filings of Schedules 13D and 13G and Form 13F with the SEC. Each person listed below has sole voting and investment power with respect to the shares beneficially owned unless otherwise stated.

		Amount and
		Nature of
	Class of PHI	Beneficial	Percent
Name and Address of Beneficial Owner	Common Stock	Ownership	of Class

Al A. Gonsoulin
2001 S.E. Evangeline Thruway	Voting	1,500,580	52.6%
Lafayette, Louisiana 70508	Non-Voting	100,000	*
Wells Fargo & Company
420 Montgomery Street	Voting	236,618 (1)	8.29%
San Francisco, CA 94104	Non-Voting	0	*
Wells Capital Management Incorporated
525 Market Street	Voting	215,669 (2)	7.56%
San Francisco, CA 94105	Non-Voting	0	*
Wells Fargo Funds Management, LLC
525 Market Street	Voting	149,684 (3)	5.25%
San Francisco, CA 94105	Non-Voting	0	*

		Amount and
		Nature of
	Class of PHI	Beneficial	Percent
Name and Address of Beneficial Owner	Common Stock	Ownership	of Class

St. Dennis J. Villere & Company, L.L.C.
601 Poydras St., Suite 1808	Voting	260,493 (4)	9.13%
New Orleans, Louisiana 70130	Non-Voting	1,516,599 (5)	12.19%
Kensico Capital Management Corporation
55 Railroad Avenue, 2nd Floor	Voting	252,326	8.85%
Greenwich, CT 06830	Non-Voting	0	*
Woodbourne Partners, L.P.
200 N. Broadway, Suite 825	Voting	223,765 (6)	7.8%
St. Louis, Missouri	Non-Voting	0	*
Baron Investment Funds Trust
767 Fifth Avenue	Voting	0	*
New York, NY	Non-Voting	1,495,000	12.02%
Dimensional Fund Advisors LP
1299 Ocean Avenue	Voting	0	*
Santa Monica, CA 90401	Non-Voting	831,809	6.69%
Franklin Resources, Inc.
One Franklin Parkway	Voting	95,100	*
San Mateo, CA 94403	Non-Voting	839,599	6.75%

*	Less than five percent.

(1)	Wells Fargo & Company has sole voting power with respect to 233,033 of these shares and sole investment power with respect to 222,018 of these shares.

(2)	Wells Capital Management Incorporated has sole voting power with respect to 68,749 of these shares and sole investment power with respect to 215,669 shares.

(3)	Wells Fargo Funds Management, LLC has sole voting power for all shares and sole investment power with respect to 6,349 shares.

(4)	St. Denis J. Villere & Company has shared voting and investment power with respect to all of these shares with its clients as an investment advisor.

(5)	St. Denis J. Villere & Company has shared investment power with respect to 1,406,199 of these shares with its clients as investment advisor and sole investment power with respect to the remaining 110,400 shares.

(6)	John D. Weil, the president, sole director and sole stockholder of Clayton Management Company, the general partner of Woodbourne Partners, L.P., has sole voting and investment power with respect to these shares.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

The objective of our executive compensation policy is to:

•	Produce long-term success for our stockholders

•	Align executive incentive compensation with the company’s annual and long-term goals

•	Provide competitive compensation and benefits to attract, retain, and motivate top quality executives

These objectives strive to reward the achievement of goals tailored to the executive’s area of responsibility and recognizes individual leadership.

Compensation for our executive officers includes base salary, an annual incentive bonus opportunity, and a deferred compensation plan. The executives also participate in benefit plans generally available to our other salaried employees, including our 401(k) plan and health, dental, and life insurance.

Process

The executive compensation program is administered by the Compensation Committee of the Board in accordance with the Compensation Committee’s charter.

The Compensation Committee has retained FreeGulliver, LLC (“FreeGulliver”) as an independent compensation consultant regarding executive compensation matters. As an advisor, FreeGulliver is retained directly by the Compensation Committee. All assignments given to FreeGulliver are made by the Compensation Committee, and the Compensation Committee has the ability to terminate FreeGulliver’s services at any time.

The Compensation Committee retained FreeGulliver to provide the following compensation consulting services on an ongoing basis:

•	Provide peer group compensation data to assist the Committee in establishing executive compensation

•	Assist in the formulation of annual incentive-based awards

•	Make recommendations regarding competitive compensation levels

•	Facilitate a leadership succession process

The Compensation Committee relies on Watson Wyatt surveys and peer group data for competitive compensation analysis, which is compiled for the Compensation Committee by FreeGulliver. The consultants at FreeGulliver provide a comparison of our executive compensation with a peer group made up of four companies in related industries, and a larger survey of service companies with similar revenues, number of employees or geographical location. The comparison also considers the scope and nature of managerial responsibility and reporting relationships. In the fourth quarter of each year, the Compensation Committee reviews the comparison data and recommends salary rates for the upcoming year. Based on this data, the Compensation Committee established its 2007 target salary levels at approximately the 60th percentile of companies in these peer groups in accordance with recommendations provided by FreeGulliver.

The Compensation Committee believes that its selected salary target level is consistent with our philosophy of providing compensation that is competitive with companies that could attract our executives. The Compensation Committee also established annual incentive bonus target opportunities, discussed below, as a percentage of base salary.

The Compensation Committee reviews and approves all compensation targets and payments for our executive officers. Except with respect to his own compensation, the CEO may make adjustments to the compensation based on an individual’s performance and contributions to the Company’s performance, subject to reporting any such adjustments to the Compensation Committee. The compensation of the CEO is determined by the Compensation Committee.

Elements of Executive Compensation

Our executive total compensation is a mix of base salary, annual incentive compensation, and employee benefits. It is the objective of this mix of components to instill in our executives the importance of achieving our business goals and thereby increase stockholder value.

Salary.  The salary is fixed and is based generally upon the level of responsibility of each executive officer and the individual’s prior performance, and is generally targeted at the 60th percentile of base pay for peer executives at comparable companies. Base salary also provides the foundation upon which incentive opportunities are established. Base salaries are approved by the Committee and after review of the studies referred to above and the recommendation of FreeGulliver. The increase from 2006 to 2007 was determined by reference to market data from both the Watson Wyatt and peer group in order to maintain base salary at the 60th percentile level.

Annual Incentive Compensation.  The Committee approved a Senior Management Bonus Plan (the “Annual Incentive Plan” or “AIP”) in calendar year 2004, in which the Company’s executive officers participate. As implemented by the Committee, the annual incentive opportunities are based on the position and scope of responsibilities of the executive. This is used to provide a targeted percentage of base salary that may be awarded in the form of an incentive bonus at three levels — a threshold, a business plan, and a stretch level — based upon achieving financial targets. In 2007, the potential award for the CEO ranged from 0% if “threshold” goals were not met, to 40% for meeting “threshold” objectives, to 70% for meeting “business plan” objectives and 100% for meeting the “stretch” objectives. The range for our other executive officers was 0% if “threshold” goals were not met, 25% for “threshold” objectives, 45% for “business plan” objectives, and 65% for “stretch” objectives.

With respect to senior management other than the CEO, the CEO can modify the award based upon accomplishment of certain Company financial goals as well as departmental goals and a subjective evaluation of the individual’s contributions to the Company, subject to reporting such adjustments to the Committee.

With respect to fiscal 2007, the threshold performance target was not met. Nevertheless, the Committee decided to award bonuses to the CEO and other executive officers (along with other senior management members that participate in the plan) at the threshold performance level (i.e. 40% of salary for the CEO and 25% of salary for the other executive officers). In addition, all other eligible employees received a bonus under the Employee Incentive Bonus Plan at the threshold performance level. In reaching this decision, the Committee primarily considered the overall financial performance of the Company, the fact that no incentive compensation had been paid to senior management with respect to fiscal 2006 and the effort contributed by senior management during the last two fiscal years. The Committee concluded that these bonuses were appropriate to reward and retain senior management. The CEO did not make any adjustments to the 2007 bonus amounts for the other executive officers.

The AIP provides that one-half of any bonus amount is paid to the executive on or about the end of the first calendar quarter of the calendar year following the year with respect to which the award is determined, with the other half paid equally over the next three years at the anniversary dates of the first payment, assuming the executive’s employment continues; provided that the executive will receive these amounts if he dies, retires or becomes disabled.

Supplemental Executive Retirement Plan and Officers Deferred Compensation Plan.  In 2004, the Board terminated the Supplemental Executive Retirement Plan (“SERP”), subject to compliance with any vested rights, and PHI offered participants a substitute benefit in the Officers Deferred Compensation Plan (the “ODP”) based on the present value of the participants’ interest in the SERP. Beginning in January 2006, the aggregate SERP benefit of $2.2 million was transferred to the participants’ ODP accounts and such transfer was completed by June 2006. Of this total, the amounts related to Messrs. Gonsoulin, McCann, Rovinelli, and Sorenson were $0, $262,000, $216,000, and $194,000, respectively.

Certain highly compensated executives have been approved by the Compensation Committee to participate in the ODP, which allows the executive to tax-defer up to 25% of base salary and up to 100% of any bonuses and save those amounts for retirement. The Company does not contribute to the ODP, and it is an unfunded, nonqualified deferred compensation plan within the meaning of Sections 2.01(2), 3.01(a)(3) and 401(a)(1) of ERISA. It is maintained, interpreted and administered in accordance with Code Section 409A and applicable regulations and rulings. A separate account is established for each participant’s deferred compensation and is deemed invested in securities chosen by each participant from a list of available investment choices. Accounts are periodically adjusted for gains or losses to reflect the investment performance of the eligible securities and any payments made to a participant under the ODP.

Except as otherwise provided in the ODP, the value of a participant’s account is distributed at a designated future date, or at termination of employment or retirement, in either a single lump sum payment or in annual installments (not to exceed twenty (20) installments), as designated by the participant.

In 2006, the Company transferred assets equal to the value of the participants’ accounts and the substitute benefit from the SERP to a Rabbi Trust established pursuant to the ODP. All new executive deferrals are funded into the Rabbi Trust as they are deferred.

Equity Compensation.  The Company has not issued any stock, options or other stock-based compensation to employees since 2001 and has no current plans to do so.

Benefits.  All executives are eligible for the same insurance and welfare benefits (e.g., Medical Insurance, Dental Insurance, 401(k), Long-term Disability, Life and AD&D Insurance, AFLAC, etc.) as other employees in the Company, except that a newly hired executive is credited with having completed five years of Company service at his/her hire date for the purposes of calculating the amount of vacation days credited each year.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis for the year ended December 31, 2007 with management. Based on such reviews and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Information Statement on Schedule 14C.

Submitted by the Compensation Committee:

•	Arthur J. Breault, Jr. (Chair)

•	C. Russell Luigs

•	Richard H. Matzke

•	Thomas H. Murphy

Summary Compensation Table for Fiscal 2007

The table below summarizes the total compensation paid to or earned by each of our executive officers for the fiscal year ended December 31, 2007. We currently have four executive officers. We have not entered into employment agreements with any of our executive officers.

				All Other
Name and			Bonus(1)	Compensation(2)	Total
Principal Position	Year	Salary ($)	($)	($)	($)

Al. A. Gonsoulin	2007	563,750	226,000	23,826	813,576
Chairman of the Board and	2006	500,000	0	19,829	519,829
Chief Executive Officer
Michael J. McCann	2007	253,688	63,562	15,165	332,415
Chief Financial Officer	2006	215,000	0	12,609	227,609
and Secretary
Richard A. Rovinelli	2007	225,500	56,500	12,905	294,905
Chief Administrative	2006	199,500	0	15,688	215,188
Officer and Director of Human Resources
William P. Sorenson	2007	214,225	53,675	12,318	280,218
Director, Corporate	2006	190,000	0	11,793	201,793
Business Development

(1)	Bonus awards made in fiscal 2007 are discussed in further detail above under the heading “Annual Incentive Compensation.” Fifty percent of the bonus has been paid and the rest will be paid in three equal installments over the next three years, subject to continuation of employment, or if the executive dies, retires or is permanently disabled.

(2)	The amounts shown in this column reflect for each named executive officer:

•	Matching contributions allocated by the Company to each of the named executive officers for the 401(k) Retirement Plan. Includes Mr. Gonsoulin $15,500; Mr. McCann $11,416; Mr. Rovinelli $10,147; and Mr. Sorenson $9,897.

•	The cost to the Company of Term Life and Disability Insurance coverage provided by the Company including the cost of Life Insurance exceeding $50,000.

Grants of Plan-Based Awards in Fiscal 2007

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)(2)
	Grant	Threshold	Target	Maximum
Name	Date	($)	($)	($)

Al A. Gonsoulin	N/A	226,000	395,500	565,000
Michael J. McCann	N/A	63,562	114,412	165,262
Richard A. Rovinelli	N/A	56,500	101,700	146,900
William P. Sorenson	N/A	53,675	96,615	139,555

(1)	The Company’s Annual Incentive Bonus Plan (AIP) for executives is based on annual performance, and estimated payouts would be nil if performance goals are not obtained. The amounts for the threshold, target and maximum are based on salary and position. The applicable percentages under the plan are as follows: Mr. Gonsoulin: 40%, 70% and 100%; and all other Named Executive Officers: 25%, 45% and 65%. The performance goals were not obtained for fiscal 2007 or 2006.

(2)	Amounts earned under the AIP in a calendar year are payable 50% in the next year and 50% equally over the next three years, subject to continuation of employment, or if the executive dies, retires or is permanently disabled.

Outstanding Equity Awards at December 31, 2007

The following table contains information with respect to the Named Executive Officers concerning unexercised options held as of December 31, 2007. All options held are exercisable.

Option Awards
Number of
Securities
Underlying
Unexercised
	Options	Option	Option
	Exercisable	Exercise Price	Expiration
Name	(#)	($)	Date

Al A. Gonsoulin	—	N/A	N/A
Michael J. McCann	10,000	12.75	07/14/2009
Richard A. Rovinelli	—	N/A	N/A
William P. Sorenson	—	N/A	N/A

Option Exercises and Stock Vested

The following table sets forth certain information about option exercises during fiscal 2007 for the Named Executive Officers.

Option Awards
	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise
Name	(#)	($)

Al A. Gonsoulin	—	—
Michael J. McCann	15,000	266,896
Richard A. Rovinelli	—	—
William P. Sorenson	—	—

Nonqualified Deferred Compensation

The following table describes the contributions, earnings and balance at the end of fiscal year 2007 for each of the Named Executive Officers under our Officer Deferred Compensation Plan. For additional information regarding our Officer Deferred Compensation Plan, see the heading “Supplemental Executive Retirement Plan and Officers Deferred Compensation Plan” above.

					Aggregate
	Executive	Registrant	Aggregate	Aggregate	Balance at
	Contributions in	Contributions in	Earnings in	Withdrawals/	Last Fiscal
	Last Fiscal Year	Last Fiscal Year	Last Fiscal Year	Distributions	Year End
Name	($)	($)	($)	($)	($)(2)(3)

Al A. Gonsoulin(1)	0	0	0	0	0
Michael J. McCann	63,422	0	22,813	0	696,545
Richard A. Rovinelli	59,656	0	45,891	0	752,313
W. Pete Sorenson	55,834	0	32,809	0	522,605

(1)	Mr. Gonsoulin elected not to participate in the Officer Deferred Compensation Plan.

(2)	Represents amounts transferred upon termination of the SERP, amounts of compensation deferred by the executives, and earnings on such amounts.

(3)	Includes the following amounts for each of the following named executive officers which were required to be transferred during 2006 from the terminated SERP: Mr. McCann, $262,000; Mr. Rovinelli, $216,000; and Mr. Sorenson, $194,000.

The table below shows the investment choices available under the ODP and their annual rate of return for the calendar year 2007, as reported by the plan investment advisor.

Name of Fund	Rate of Return	Name of Fund	Rate of Return

Allianz NFJ Div Value Fund A	4.3%	FT Templeton Global Bond A	10.9%
Allianz OCC Renaissance A	5.6%	Gateway Fund Class A	7.9%
Allianz OCC Target A	19.1%	JHancock Classic Value A	(14.2)%
Amer Euro Pacific Grth Fund A	19.0%	JPMorgan Mid Cap Val A	2.4%
Amer Funds Fund Inv Fund A	13.6%	Managers Bond Fund	7.1%
Amer Funds Grth Fund A	11.0%	Managers Short Dur Govt	5.0%
Amer Funds Grth Fund F	11.0%	Oppenheimer Cmdty St TR A	30.2%
Amer Funds Income Fund A	3.8%	Oppenheimer Quest Intl Val Fund A	(0.1)%
BlackRock Intl Bond A	9.1%	PIMCO CommRealRetStrA	23.2%
Calamos Growth A	23.3%	PIMCO Low Duration A	7.5%
Davis NY Venture A	5.0%	PIMCO Total Ret A	8.6%
DWS Core Fixed Income A	4.9%	Thornburg Core Growth A	11.4%
Eaton Vance Fltg Rt A	1.7%	Thornburg Intl Value A	27.7%
Fidelity Adv Short F/I T	2.6%	UBS PACE Money Market P	2.9%

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued under equity compensation plans as of December 31, 2007:

Number of Securities
Remaining Available for
Future Issuance Under
Equity Compensation
	Number of Securities to be	Weighted-Average	Plans (Excluding
	Issued Upon Exercise of	Exercise Price of	Securities
	Outstanding Options,	Outstanding Options	Reflected in the First
Plan Category	Warrants and Rights	Warrants and Rights	Column)(1)

Equity compensation plans	0 (Voting)	— (Voting)	116,520 (Voting)
approved by security holders	22,750 (Non-Voting)	12.75 (Non-Voting)	183,802 (Non-Voting)
Equity compensation plans not approved by security holders	—	—	—
Total	0 (Voting)	— (Voting)	116,520 (Voting)
	22,750 (Non-Voting)	12.75 (Non-Voting)	183,802 (Non-Voting)

(1)	Represents shares of the Company’s voting and non-voting stock available for issuance under the PHI 1995 Incentive Plan. The Company has not issued any shares, options or rights under the PHI 1995 Incentive Plan since 2001, and has no current plans to do so.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of Arthur J. Breault, Jr., C. Russell Luigs, Richard H. Matzke and Thomas H. Murphy. No member of the Compensation Committee has ever been an officer or employee of PHI or any of our subsidiaries. In 2007, none of our executive officers served as a director or member of the compensation committee of another entity, where an executive officer served as a member of our Board or Compensation Committee.

Certain Transactions

Our Code of Ethics and Business Conduct Policy requires our directors and executive officers to avoid any situation that would create a conflict of interest unless approved in accordance with the Company’s Conflict of Interest Policy. Our Code of Ethics and Business Conduct Policy is available on our website at www.phihelico.com.

We lease a facility from Mr. Al A. Gonsoulin, our Chairman and CEO, where we perform maintenance work for a customer. The lease rate is $4,725 per month. The building was leased for a one-year term with four one-year options. This transaction was reviewed and approved by our audit committee, which is our procedure for any transaction between our Company and an executive officer or director.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of PHI’s Board of Directors is composed of four outside directors. It operates under a charter that was revised in early 2005. The Board has made a determination that all members of the Audit Committee satisfy the requirements of the SEC and NASDAQ as to independence and are financially sophisticated within the meaning of the NASDAQ rules. The Board has also determined that it is not clear whether any member of the Audit Committee is an “audit committee financial expert” within the meaning of SEC rules, but the Board does not believe the presence of an audit committee financial expert is necessary in view of the overall financial sophistication of Committee members. This is a report of the Committee’s activities during 2007.

The Audit Committee reviewed in detail and discussed with management and the independent auditors, among other things, (i) all unaudited quarterly financial statements and all quarterly reports filed with the SEC on Form 10-Q; (ii) the annual audited financial statements and the annual report filed with the SEC on Form 10-K; (iii) management’s quarterly and annual certifications regarding internal control over financial reporting and the independent auditors’ audit of internal control over financial reporting, and (v) the matters required to be discussed with the independent auditors by statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380). The Committee also received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent auditors their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the 2007 fiscal year for filing with the SEC.

In accordance with the rules of the SEC, the foregoing information is not deemed to be “soliciting material,” or “filed” with the SEC or subject to its Regulation 14C, other than as provided in such rules, or to be subject to the liabilities of section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

By the members of the Audit Committee:

Thomas H. Murphy, Chairman
Arthur J. Breault, Jr.
C. Russell Luigs
Richard H. Matzke

RELATIONSHIP WITH REGISTERED INDEPENDENT
PUBLIC ACCOUNTANTS

General

Our consolidated financial statements for 2006 and 2007 were audited by the firm of Deloitte & Touche, LLP, which was engaged for that purpose by the Audit Committee. Representatives of Deloitte & Touche, LLP, are not expected to be present at the Meeting.

The Audit Committee has selected Deloitte & Touche, LLP as PHI’s independent registered public accounting firm for the fiscal year ending December 31, 2008, subject to ratification by PHI’s stockholders at the Meeting.

Fees

The following is a summary of the fees billed to PHI and its subsidiaries by Deloitte & Touche, LLP for professional services rendered.

	Year Ended December 31,
	2007		2006
Fee Category	Amount	Percentage	Amount	Percentage

Audit fees	$786,000	83%	$961,000	91%
Audit-Related fees	37,000	4%	23,000	2%

Total audit and audit related fees	823,000	87%	984,000	93%
Tax fees	124,790	13%	65,000	6%
All Other fees	—	0%	7,000	1%

Total fees	$947,790	100%	$1,056,000	100%

Audit fees include the aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q, fees for services that normally would be provided in connection with statutory and regulatory filings or engagements and services that generally only the independent accountant reasonably can provide. Audit related fees include employee benefit plan audits, due diligence and accounting consultations. Tax fees include assistance in the preparation of federal and state tax returns and related advice regarding tax compliance.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

All audit and permissible non-audit services provided by the independent auditors are pre-approved by PHI’s Audit Committee. These services may include audit services, audit-related services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of service and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

PROPOSAL TO AMEND ARTICLE III(A) OF THE COMPANY’S
ARTICLES OF INCORPORATION TO INCREASE
THE NUMBER OF AUTHORIZED SHARES OF NON-VOTING COMMON STOCK

General

The Company is currently authorized to issue 12.5 million shares of voting common stock, par value $.10 per share (“voting common stock”), 12.5 million shares of non-voting common stock, par value $.10 per share (“non-voting common stock”) and 10 million shares of preferred stock, no par value per share (“preferred stock”). As of April 2, 2008, the Company had 12,438,992 shares of non-voting common stock issued and outstanding and 22,750 shares reserved for issuance upon exercise of stock options granted prior to 2002, leaving 38,258 shares of non-voting common stock available for issuance in the future.

The board of directors proposes to amend Article III(A) of the Company’s Articles of Incorporation to increase the number of authorized shares of non-voting common stock by 12.5 million shares to 25 million shares. The affirmative vote of the holders of a majority of the total voting power of the Company is required to approve the proposal.

The text of the proposed Articles of Amendment to the Company’s Articles of Incorporation is set forth in Appendix A to this information statement.

Purposes and Effects of the Proposed Amendment

The board of directors has no current plans to issue any additional shares of non-voting common stock (other than shares reserved for issuance under outstanding stock options). The board of directors believes that the adoption of this proposal will enable the Company promptly and appropriately to respond to business opportunities, such as opportunities to finance acquisitions with non-voting common stock, to raise additional equity capital or to declare stock splits and stock dividends. Given the number of shares currently available for issuance, the Company may not be able to effect these business opportunities without first obtaining stockholder approval for an increase in the authorized number of shares of non-voting common stock. The cost, prior notice requirements and delay involved in obtaining stockholder approval at the time that corporate action may become necessary, could eliminate the opportunity to effect the action or reduce the expected benefits

The additional shares of non-voting common stock proposed to be authorized, together with existing authorized and unissued shares, generally will be available for issuance without any requirement for further stockholder approval, unless stockholder action is required by applicable law or by the rules of The NASDAQ Global Market or of any stock exchange on which the Company’s securities may be listed. Although the board of directors will authorize the issuance of additional shares only when it considers doing so to be in the best interest of stockholders, the issuance of additional shares of non-voting common stock may, among other things, have a dilutive effect on earnings per share of the voting and non-voting common stock. The Company’s stockholders do not have any preemptive rights to subscribe for additional shares of non-voting common stock that may be issued.

The board of directors unanimously recommends that stockholders vote FOR the proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of non-voting common stock by 12.5 million shares to 25 million shares.

OTHER MATTERS

Quorum and Voting

The presence, in person or by proxy, of a majority of the Company’s total voting power is necessary to constitute a quorum. Stockholders voting or abstaining from voting by proxy on any issue will be counted as present for purposes of constituting a quorum. If a quorum is present, the election of directors will be determined by plurality vote. The proposal to amend the Company’s articles of incorporation to increase the number of authorized shares of non-voting common stock will require the approval of the holders of a majority of the Company’s total voting power. The proposal to ratify the appointment of our independent registered public accounting firm will require approval of holders of a majority of the Company’s total voting power.

The Board does not know of any matters to be presented at the Meeting other than those described herein.

Stockholder Proposals

Eligible stockholders who desire to present a proposal qualified for inclusion in the proxy or information materials relating to the 2009 annual meeting of stockholders must forward such proposal to the Company’s Secretary at the address set forth on the first page of this Information Statement in time to arrive at PHI before February 15, 2009.

The Company’s by-laws state that for any business to be properly brought before the annual meeting, notice of the proposal must be received by the Company no later than the close of business on the 60th day nor earlier than the close of business on the 90th day before the first anniversary of the preceding year’s annual meeting. In regard to the 2009 annual meeting, this provision will require notice between February 5, 2009 and March 7, 2009. If, however, the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholders to be timely must be so delivered not earlier than the close of business on the 90th day before such annual meeting and not later than the close of business on the later of the 60th day before such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

This notice must set forth (a) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholders and the beneficial owner, if any, on whose behalf the proposal is made; and (b) as to the stockholders giving the notice and the beneficial owner, if any, on whose behalf the proposal is made (i) the name and address of such stockholders, as they appear on the Company’s books, and of such beneficial owner and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholders and such beneficial owner.

By Order of the Board of Directors

/s/ Michael J. McCann
Michael J. McCann
Secretary

Lafayette, Louisiana
April 16, 2008

APPENDIX A

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
PHI, INC.

PHI, Inc., a Louisiana corporation (the “Corporation”), acting through the undersigned officer, does hereby certify that:

FIRST:  On May 6, 2008, at the annual meeting of stockholders at which            of the 12.5 million shares of voting common stock, par value $.10 per share, of the Corporation (“Voting Common Stock”), having one vote per share, were present or represented at the meeting, the holders of a majority of the total voting power of the Corporation, by a vote of            shares of Voting Common Stock for,            shares against and            shares abstaining, adopted a resolution to amend the Articles of Incorporation of the Corporation to increase the number of authorized shares of Non-Voting Common Stock from 12.5 million to 25 million shares.

SECOND:  Article III(A) of the Articles of Incorporation is amended to read in its entirety as follows:

A. The Corporation is authorized to issue 12,500,000 shares of voting common stock, par value $.10 per share (the “Voting Common Stock”), 25,000,000 shares of non-voting common stock, par value $.10 per share (the “Non-Voting Common Stock”), and 10,000,000 shares of preferred stock, no par value per share (the “Preferred Stock”).

These Articles of Amendment are dated May   , 2008.

PHI, INC.

By:
Michael J. McCann, Secretary

A-1

EXHIBIT A

PHI, INC.
Charter of the Audit Committee
(as amended on March 8, 2005)

I.	Committee Membership

A. The Audit Committee of PHI, Inc. (the “Company”) shall be comprised of at least three directors who shall (i) be independent within the meaning of applicable rules of the NASDAQ and the Securities and Exchange Commission and (ii) otherwise meet the requirements for membership on the Audit Committee as set forth in such rules.

II.	Committee Purposes

A. The primary purpose of the Audit Committee is to (a) assist the Board of Directors in fulfilling its oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the Company’s independent auditors’ qualifications and independence, (iv) the performance of the Company’s internal audit function and internal auditors and (v) the accounting, financial reporting and internal controls processes of the Company; and (b) prepare any reports required to be included in the Company’s annual information statement and as otherwise required.

B. The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the effectiveness of internal control over financial reporting. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with applicable accounting standards, laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, annually attesting to and reporting on management’s assessment of the effectiveness of internal control over financial reporting, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

C. The independent auditors shall submit to the Audit Committee annually a formal statement (the “Auditors’ Statement”) describing: (1) the auditors’ internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (3) all relationships between the independent auditors and the Company, consistent with Independence Standards Board No. 1.

D. The independent auditors shall submit to the Audit Committee annually a formal statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (1) the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q or services that are normally provided by the independent auditors in connection with statutory and regulatory filings; (2) services not included in clause (1) that are reasonably related to the performance of the audit or review of the Company’s financial statements, quantified in the aggregate and by each type of service; (3) tax compliance, tax advice and tax planning services, quantified in the aggregate and by each type of service; and (4) all other products and services rendered by the independent auditors, quantified in the aggregate and by each type of service.

Exhibit A-1

III. Committee Duties and Responsibilities

To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

A. with respect to the independent auditors:

1. to be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors, who shall report directly to the Audit Committee;

2. to resolve any disagreements with management regarding financial reporting;

3. to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the auditors and to take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditors;

4. to be directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall also report directly to the Audit Committee;

5. to pre-approve, and to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors;

6. to ensure that the independent auditors prepare and deliver annually an Auditors’ Statement, and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company’s independent auditors;

7. to hold timely discussions with the independent auditors regarding all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

8. to obtain and discuss any material written communications between the independent auditors and management, such as any letter describing significant deficiencies or material weaknesses in internal controls, any “management” letter or any schedule of unadjusted differences;

9. to discuss with management the timing and process for implementing the rotation of the lead audit partner and any other active audit engagement team partner; and

10. to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act.

B. with respect to the internal auditing department, to review the appointment and replacement of the director of the internal auditing department, who shall report directly to the Audit Committee but shall also be given managerial responsibility and oversight by the Chief Financial Officer of the Company, and to review the activities and scope of work of the internal audit department at least annually;

C. with respect to accounting principles and policies, financial reporting and internal control over financial reporting:

1. to consider any reports or communications (and management’s and/or the internal audit department’s responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61, as it may be modified or supplemented, or other professional standards;

2. to meet with management, the independent auditors and, if appropriate, the director of the internal auditing department:

i. to discuss the scope of the annual audit;

Exhibit A-2

ii. to discuss the annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations and all Section 302 and 906 certifications required by the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”);”

iii. to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditing department or the independent auditors, relating to the Company’s financial statements;

iv. to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

v. to discuss any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company;

vi. to review management reporting on internal controls and the independent auditors’ attestation as required by Section 404 of Sarbanes-Oxley; and

vii. to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

3. to inquire of the Company’s chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting;

4. to discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company’s exposure to risk, and to discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

5. to discuss with the Company’s management and outside counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company’s business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

6. to discuss and review the type and presentation of information to be included in earnings press releases;

7. to review and discuss any reports concerning material violations submitted to it by Company attorneys or outside counsel pursuant to the SEC attorney professional responsibility rules (17 C.F.R. Part 205) or otherwise; and

8. to review and approve all related party transactions of the Company, defined as those transactions required to be disclosed under Item 404 of Regulation S-K;

Exhibit A-3

D. with respect to reporting and recommendations:

1. to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company’s annual proxy statement;

2. to review and reassess the adequacy of this Charter at least annually and recommend any changes to the full Board of Directors; and

3. to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

IV.	Committee Structure and Operations

The Audit Committee shall designate one member of the Audit Committee as its chairperson. The Audit Committee shall meet once every fiscal quarter, or more frequently if circumstances dictate; should meet separately at least quarterly with management, the director of the internal auditing department and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately; and should meet without management present at least once a year. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

V.	Delegation to Subcommittee

The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

VI.	Resources and Authority of the Audit Committee

A. The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

B. The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:

1. compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

2. compensation of any advisers employed by the Audit Committee; and

3. ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Exhibit A-4